Other Expenses	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Other Expenses

Note 18. Other Expenses

The following is a summary of significant components of other noninterest expense:

	December 31,
(in thousands)	2013	2012
Other Noninterest Expense:
Legal and professional fees	$2,347	$1,990
Data processing	1,269	1,225
Marketing and public relations	638	697
Taxes-sales, capital and franchise	584	661
Operating supplies	487	581
Travel and lodging	563	523
Telephone	206	220
Amortization of core deposits	320	350
Donations	294	195
Net costs from other real estate and repossessions	941	2,083
Regulatory assessment	1,784	1,471
Other	3,237	3,784

Total Other Noninterest Expense	$12,670	$13,780

The Company does not capitalize advertising costs. They are expensed as incurred and are included in other noninterest expense on the Consolidated Statements of Income. Advertising expense was $0.4 million and $0.4 million for 2013 and 2012, respectively.